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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 27, 2006

                    Hercules Technology Growth Capital, Inc.
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             (Exact name of registrant as specified in its charter)

           Maryland                   814-00702                74-3113410
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

   525 University Avenue, Suite 700, Palo Alto, CA                 94301
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       (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 650/289-3060

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On April 27, 2006 Hercules Technology announced first quarter 2006 financial results and conducted a conference call webcast to discuss those results. A copy of the press release and transcript of the conference call are attached.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1 Press release dated April 27, 2006

99.2 Transcript dated April 27, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

April 27, 2006
                                        /s/ Scott Harvey
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                                        Scott Harvey
                                        Chief Legal Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBITS
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   99.1       Press Release dated April 27, 2006
   99.2       Transcript dated April 27, 2006